Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-64440 and 33-77576) of Endogen, Inc. of our report on the financial statements of the research products and operations of T Cell Diagnostics, Inc. dated May 17, 1996 which report appears in this Current Report on Form 8-K/A of Endogen, Inc.

[Signature of Price Waterhouse LLP]

Price Waterhouse LLP
Boston, Massachusetts
May 20, 1996






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